Exhibit 99.1

FAST Acquisition Corp. II Issues Letter to Shareholders Regarding Proposed Business Combination
with Falcon’s Beyond, S-4 Filing, and Extension of Termination Date

Falcon’s Beyond continues to execute with $350 million Falcon’s Beyond Destinations entertainment venue, which includes recently debuted Falcon’s Resorts by
Meliá; poised to fully open Katmandu Park in Punta Cana on March 15

Falcon’s Beyond Global, Inc. files registration statement on Form S-4 with the SEC

FAST II files definitive proxy to extend termination date in charter up to 7 months to complete transaction

RIDGEFIELD, Conn. -- (February 15, 2023) -- FAST Acquisition Corp. II (NYSE: FZT) (“FAST II” or “we”) today issued the following letter to its shareholders regarding updates to the proposed Business Combination (the “Business Combination”) with Falcon’s Beyond Global LLC (“Falcon’s Beyond” or the “Company”):

Dear Shareholders,

FAST II recently announced that it had entered into an Amended and Restated Agreement and Plan of Merger with Falcon’s Beyond, an Orlando-based entertainment business with a stellar 23-year track record of master planning and theme park attraction design services, an expanding brick and mortar footprint of hotel and theme park destinations, and a burgeoning brand IP unit it expects to monetize through its growing footprint.

We continue to believe that Falcon’s Beyond is at the forefront of experiential entertainment and is well-positioned to continue to capitalize on the retail tailwinds associated with its business model as the return of domestic and international travel continues to surge as the world emerges from COVID-19. Since we first announced the proposed Business Combination in July 2022, the Falcon’s Beyond team has made significant progress with its flagship resort “Falcon’s Resort by Meliá” in Punta Cana, which is a multi-phase transformation of two existing Meliá properties. The resort opened in December 2022 and Katmandu Park Punta Cana, the planned theme park arm of the location, had its soft opening in December and is poised to fully open on March 15 of this year. The location’s retail, dining and entertainment district called Falcon’s Central also continues to progress and is slated to open in 2025.

Importantly, we believe the revised terms of the Amended and Restated Agreement and Plan of Merger benefit all of our shareholders, as we have meaningfully aligned the equity consideration and sponsor economics of the transaction with shareholders by significantly tying both to capital raised, financial performance, and share price targets of the combined company.

Filing of SEC Form S-4 Registration Statement

We are also pleased to announce that in connection with the Business Combination, Falcon’s Beyond Global, Inc. filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2023. The filing may be found at the Company’s page on www.sec.gov.

We wanted to include a comment we received from Scott Demerau, Executive Chairman of Falcon’s Beyond, about this important milestone:

“We are very pleased to be progressing forward with this transformational transaction for Falcon’s Beyond as we achieve this important milestone of filing the Form S-4 with the SEC. We are committed to this process with our good partners at FAST II, and are excited to become a public company, which will allow us to accelerate the growth of our unique experiential media and entertainment business.”

FAST II Extension Process

On February 10, 2023, we filed a definitive proxy statement with the SEC regarding a special meeting of our existing stockholders in order to extend the date by which we must consummate our initial business combination. At the special meeting, which is to be held on March 3, 2023, we are requesting that our stockholders vote in favor of an initial 3-month extension to the deadline by which me must consummate an initial business combination, with a board option to extend by 4 month-to-month periods, for a total potential extension of up to 7 months.

In connection with the initial three month extension, FAST II will contribute the lesser of (i) $750,000 or (ii) $0.15 for each public share of FAST II that is not redeemed. In addition, for each month the board elects to extend the term beyond the initial 3-month extension, FAST II will contribute the lesser of (i) $250,000 or (ii) $0.05 for each public share of FAST II that is not redeemed, for an aggregate deposit if all additional extensions are exercised of the lesser of (i) $1.75 million or (ii) $0.15 for each public share of FAST II that is not redeemed. The contributions will be placed in the trust account established in connection with FAST II’s initial public offering (the “Trust Account”) and will be invested in an interest-bearing demand deposit account, which is currently expected to earn approximately 3.5% interest.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the Class A common stock, par value $0.0001 per share, of FAST II on or after January 1, 2023 may be subject to the Excise Tax. The Trust Account and the interest earned thereon shall not be used to pay for the Excise Tax that may be levied on FAST II in connection with such redemptions. FAST II further confirms that it will not utilize any funds from the Trust Account to pay any such Excise Tax.

We thank you for your continued support and look forward to your continued involvement in this investment with the opportunity to generate significant long-term returns, as Falcon’s Beyond transforms the way audiences approach their entertainment experience all across the world.

The FAST II team thanks you for your partnership, and requests that you support our extension.

Sincerely,
Sandy Beall, Chief Executive Officer

Doug Jacob, Founder

About FAST Acquisition Corp. II

FAST II is a hospitality and consumer entertainment focused blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. FAST II was as founded by Doug Jacob and headed by Sandy Beall as Chief Executive Officer. FAST II raised $222 million in its initial public offering on March 15, 2021 and is listed on NYSE under the ticker symbol “FZT.” For more information, visit https://www.fastacqii.com/.

About Falcon’s Beyond

Headquartered in Orlando, Florida, Falcon’s Beyond is a fully integrated, top-tier experiential entertainment development enterprise focusing on a 360° IP Expander model. The company brings its own proprietary and partner IPs to global markets through owned and operated theme parks, resorts, attractions, patented technologies, feature films, episodic series, consumer products, licensing, and beyond. The company has won numerous design awards and provided design services in 27 countries around the world, turning imagined worlds into reality. For more information, visit https://falconsbeyondglobal.com/.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Falcon’s Beyond Global, Inc. (“Pubco”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a document that serves as a joint prospectus of Pubco and proxy statement of FAST II, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all FAST II shareholders after the Registration Statement is declared effective by the SEC. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. FAST II and Pubco will also file other documents regarding the proposed Business Combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF FAST II ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

FAST II has filed with the SEC a definitive proxy statement (the “Extension Proxy Statement”) in connection with the special meeting of its stockholders (the “Meeting”) to consider and vote upon certain amendments to FAST II’s charter, including an amendment to extend the date by which it must consummate its initial business combination (the “Extension”) and, beginning on February 13, 2023, mailed the Extension Proxy Statement and other relevant documents to its stockholders as of the February 7, 2023 record date for the Meeting. FAST II’s stockholders and other interested persons are advised to read the Extension Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with FAST II’s solicitation of proxies for the Meeting because these documents will contain important information about FAST II, the Extension and related matters.

Investors and security holders can obtain free copies of the Extension Proxy Statement and Registration Statement, and will be able to obtain free copies of amendments to the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FAST II or Pubco through the website maintained by the SEC at www.sec.gov. The documents filed by FAST II with the SEC also may be obtained free of charge upon written request to 109 Old Branchville Road Ridgefield, CT 06877. The documents filed by Pubco with the SEC may also be obtained free of charge upon written request to 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835.

Participants in the Solicitations

FAST II and its directors and executive officers may be deemed participants in the solicitation of proxies from FAST II’s stockholders with respect to the proposed Business Combination and the Extension. A list of the names of those directors and executive officers and a description of their interests in FAST II is contained in FAST II’s final prospectus related to its initial public offering dated March 15, 2021, the Extension Proxy Statement and the Registration Statement, each of which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in amendments to the Registration Statement for the proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FAST II in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the Registration Statement for the proposed Business Combination, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in amendments to the Registration Statement for the proposed Business Combination when available.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 the Securities Act of 1933, as amended, or an exemption therefrom.

Caution About Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, the expectation that the proposed transaction will occur; the benefits associated with the amended transaction terms; the ability of FAST II to extend the deadline by which it must consummate its initial business combination; Falcon’s Beyond’s future performance, including expansion of its hotel and theme park footprints, projected opening times of its Punta Cana assets, and expectations that it will monetize its brand IP; and interest rates that will be achieved on Trust Account deposits. These statements are based on various assumptions and on the current expectations of the Company, Pubco and FAST II and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Falcon’s Beyond and FAST II. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the likelihood of which could be adversely affected by (1) changes in domestic and foreign business, market, financial, political, and legal conditions in general and in the entertainment industry in particular; (2) the outcome of any legal proceedings that may be instituted against FAST II, Falcon’s Beyond or Pubco following the announcement of the proposed business combination, (3) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our prospectus/proxy statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Falcon’s Beyond or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of FAST II is not obtained; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (5) volatility in the price of FAST II’s or Falcon’s Beyond’s securities, (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination, (7) the enforceability of Falcon’s Beyond’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (8) any failure to realize the anticipated benefits of the proposed transaction; (9) risks relating to the uncertainty of the projected financial information with respect to Falcon’s Beyond; (10) risks related to the rollout of Falcon’s Beyond’s business and the timing of expected business milestones; (11) the effects of competition on Falcon’s Beyond’s business; (12) the risk that the proposed business combination may not be completed by FAST II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by FAST II, (13) the amount of redemption requests made by FAST II’s stockholders; (14) the ability of FAST II or Falcon’s Beyond to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; (15) and those factors discussed in the Registration Statements and FAST II’s final prospectus dated March 15, 2021 under the heading “Risk Factors,” and other documents FAST II or Pubco has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FAST II nor Falcon’s Beyond presently know, or that FAST II or Falcon’s Beyond currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect FAST II’s and Falcon’s Beyond’s expectations, plans, or forecasts of future events and views as of the date of this press release. FAST II and Falcon’s Beyond anticipate that subsequent events and developments will cause FAST II’s and Falcon’s Beyond’s assessments to change. However, while FAST II and Falcon’s Beyond may elect to update these forward-looking statements at some point in the future, FAST II and Falcon’s Beyond specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of FAST II’s and Falcon’s Beyond’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investor Relations:
Brett Milotte, ICR
FalconsBeyondIR@icrinc.com

Media:

Keil Decker, ICR

FalconsBeyondPR@icrinc.com

Eric Becker, ICR
FalconsBeyondPR@icrinc.com

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